Property and Equipment, Net - Schedule of Property and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Property Plant And Equipment [Abstract]
Laboratory and office equipment	$ 3	$ 2	$ 2
Computer equipment	38	32	23
Furniture	2	2	2
Total property and equipment	43	36	27
Less: Accumulated depreciation	(22)	(17)	(4)
Property and equipment, net	$ 21	$ 19	$ 23